March 8, 2012

DREYFUS INVESTMENT GRADE FUNDS, INC.

-DREYFUS INFLATION ADJUSTED SECURITIES FUND

Supplement to Statutory Prospectus

dated December 1, 2011

            The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus).  Investment decisions for the fund are made by a team of portfolio managers from Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  The team members are Robert Bayston and David Horsfall, CFA, each of whom also is an employee of Dreyfus.  The team has managed the fund since April 2011.  Mr. Bayston has been a primary portfolio manager of the fund since January 2005, and is responsible for treasury inflation protected securities and derivative strategies with Standish.  Mr. Horsfall is deputy chief investment officer and a senior portfolio manager at Standish.  There are no limitations on the role of a team member with respect to investment decisions for the fund.

            The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management."

Investment decisions for the fund are made by a team of portfolio managers from Standish.  The team members are Robert Bayston and David Horsfall, CFA, each of whom also is an employee of Dreyfus.  The team has managed the fund since April 2011.  Mr. Bayston has been a primary portfolio manager of the fund since January 2005, and is responsible for treasury inflation protected securities and derivative strategies with Standish, which he joined in 1991.  He also has been employed by Dreyfus since September 2001.  Mr. Horsfall is deputy chief investment officer and a senior portfolio manager at Standish, responsible for overseeing the management of all single and multi-sector active fixed-income portfolios and strategies at Standish, which he joined in 1989.  He also has been employed by Dreyfus since October 2010.  There are no limitations on the role of a team member with respect to investment decisions for the fund.